SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 7, 2003

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-07530	WISCONSIN GAS COMPANY	39-0476515
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION

WISCONSIN ELECTRIC POWER COMPANY

WISCONSIN GAS COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 7, 2003, Standard & Poor's Ratings Services lowered its corporate credit ratings on Wisconsin Energy Corporation from A- to BBB+ and on Wisconsin Electric Power Company and Wisconsin Gas Company, Wisconsin Energy's primary subsidiaries, both from A to A-. Standard & Poor's lowered its ratings on Wisconsin Energy's senior unsecured debt from A- to BBB+; on Wisconsin Electric's senior secured debt from A to A- and on Wisconsin Gas' senior unsecured debt from A to A-. Standard & Poor's affirmed Wisconsin Electric's A- senior unsecured debt rating. Standard & Poor's lowered the rating on Wisconsin Energy's preferred stock from BBB to BBB- and on Wisconsin Electric's preferred stock from BBB+ to BBB. Standard & Poor's affirmed the A-2 short-term rating of Wisconsin Energy and lowered the short-term ratings of both Wisconsin Electric and Wisconsin Gas from A-1 to A-2. Wisconsin Electric's senior secured and senior unsecured debt will both be rated A- by Standard & Poor's. Standard & Poor's assigned a stable outlook.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: March 7, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: March 7, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN GAS COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: March 7, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer